UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021

LEGATO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39906	85-1783294
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	LEGOU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LEGO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LEGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2021, the Registration Statement on Form S-1 (SEC File No. 333-248997) (the “Registration Statement”) relating to the initial public offering of units of Legato Merger Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On January 19, 2021, the Company entered into various agreements filed as exhibits to the Registration Statement. The material terms of such agreements are fully described in the Company’s final prospectus, dated January 19, 2021 as filed with the SEC on January 21, 2021. This Current Report on Form 8-K is being filed solely to file such executed agreements.

A copy of the press release issued by the Company announcing the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between Legato Merger Corp. and EarlyBirdCapital, Inc., as representative of the underwriters.
1.2	Business Combination Marketing Agreement between Legato Merger Corp. and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement between Legato Merger Corp. and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement between Legato Merger Corp. and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement between Legato Merger Corp. and certain security holders.
10.3	Stock Escrow Agreement between Legato Merger Corp., certain security holders, and Continental Stock Transfer & Trust Company.
10.4	Administrative Services Agreement between Legato Merger Corp. and Crescendo Advisors II, LLC.
10.5	Form of Indemnification Agreement.
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2021

LEGATO MERGER CORP.

By:	/s/ David D. Sgro
	Name:	David D. Sgro
	Title:	Chief Executive Officer

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